SCHEDULE 14(A)
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement                [ ]Confidential, for Use of the
[ ]  Definitive Additional Materials              Commission only (as
[ ]  Soliciting Material Under Rule 14a - 12      permitted by Rule 14a-6(e)(2))

                       FIRST AMERICAN CAPITAL CORPORATION
                         Attn: Harland Priddle, Chairman
                         1303 S.W. First American Place
                              Topeka, Kansas 66604
                               Phone: 785/267-7077
                      with a copy to William Schutte, Esq.
                        Polsinelli, Shalton & Welte, P.C.
                        6201 College Boulevard, Suite 500
                           Overland Park, Kansas 66211
                               Phone: 913/451-8788
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------

     5)   Total fee paid:

          ----------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

    ----------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount previously paid:

          ----------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------

     3)   Filing Party:

          ----------------------------------------------------------

     4)   Date Filed:

          ----------------------------------------------------------

                       FIRST AMERICAN CAPITAL CORPORATION
                         1303 S. W. FIRST AMERICAN PLACE
                              TOPEKA, KANSAS 66604

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                TO BE HELD ON MONDAY, JUNE 2, 2003 AT 11:00 A.M.

To Our Shareholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of First American Capital Corporation, (the "Company"), will be held Monday, June 2, 2003 at 11:00 a.m. Central Time at the Holiday Inn West, 605 S.W. Fairlawn, Topeka, Kansas, 66606 for the following purposes:

     1. To elect eight directors of the Company to serve for one year or until their successors are elected and qualified. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ITS NOMINEES ON THE ENCLOSED BLUE PROXY CARD. WE URGE YOU NOT TO VOTE FOR ANY INDIVIDUALS WHO MAY BE NOMINATED BY THE CITIZENS GROUP, AS DEFINED IN THE PROXY STATEMENT, AND NOT TO EXECUTE ANY PROXY CARD OTHER THAN A BLUE PROXY CARD.

     2. To ratify and approve the appointment of Kerber, Eck & Braeckel LLP as independent auditors for the next fiscal year. THE BOARD RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

     3. To consider and act upon such other business as may properly be brought before the meeting, or any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on April 30, 2003 as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE ENCLOSED BLUE PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. If you are present at the meeting and desire to do so, you may revoke your proxy and vote in person.

     THE BOARD ALSO URGES THAT YOU NOT SIGN ANY PROXY CARDS SENT TO YOU BY THE CITIZENS GROUP. YOU CAN REVOKE ANY CITIZENS GROUP PROXY CARD YOU HAVE PREVIOUSLY SIGNED BY SIGNING, DATING AND MAILING THE ENCLOSED BLUE PROXY CARD.

     IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE VOTING, PLEASE CONTACT US BY CALLING OUR PROXY SOLICITOR, ALLEN NELSON & CO. INCORPORATED, TOLL FREE AT 1-800-932-0181.

                                      BY ORDER OF THE BOARD OF DIRECTORS
                                      FIRST AMERICAN CAPITAL CORPORATION



                                      Harland E. Priddle
                                      Secretary

Dated:  May 9, 2003
Topeka, Kansas

                                    IMPORTANT

THIS ANNUAL MEETING IS PARTICULARLY IMPORTANT TO ALL SHAREHOLDERS OF THE COMPANY BECAUSE OF THE ATTEMPT OF THE CITIZENS GROUP TO TAKE OVER YOUR BOARD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN YOUR ENCLOSED BLUE PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE.

                       FIRST AMERICAN CAPITAL CORPORATION
                         1303 S.W. First American Place
                              Topeka, Kansas 66604

                                   ----------

                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 2, 2003

                                   ----------
                                 PROXY STATEMENT


     The accompanying proxy is solicited on behalf of the Board of Directors (the "Board") of First American Capital Corporation, a Kansas corporation (the "Company" or "First American"), for use at the Annual Meeting of Shareholders of the Company to be held on Monday, June 2, 2003, at 11:00 a.m. Central Time at the Holiday Inn West, 605 S.W. Fairlawn, Topeka, Kansas 66606, or at any adjournment or postponement thereof. This Proxy Statement and the BLUE Proxy Card are being mailed to shareholders on or about May 12, 2003. This Proxy Statement is being sent to each holder of record of the outstanding shares of $.10 par value Common Stock of the Company (the "Common Stock") as of April 30, 2003 (the "Record Date") in order to furnish each shareholder information relating to the business to be transacted at the meeting.

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN TO THE COMPANY THE ACCOMPANYING BLUE PROXY CARD IN THE ENVELOPE PROVIDED. IF YOU ARE PRESENT AT THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

     Only shareholders of record at the close of business April 30, 2003 are entitled to vote. On that day, there were outstanding 4,687,078 shares of Common Stock. Each share entitles the holder to one vote. Thirty-three and one-third percent of the shares of the Common Stock outstanding on the record date will constitute a quorum for transaction of business at the meeting. To be elected as a director, each nominee must receive the favorable vote of a plurality of the shares represented and entitled to vote at the meeting. In all other matters other than the election of directors, a majority of the shares represented at the meeting and entitled to vote is required for approval of the proposal.

     The shareholder has the right to vote for all directors by checking the box labeled "FOR", withhold authority to vote by checking the box labeled "WITHHOLD AUTHORITY" or not vote for a particular director by striking a line through his name. The BLUE Proxy Card must be signed using the same name(s) as the stock certificate is titled.

     When the enclosed BLUE Proxy Card is duly executed and returned in advance of the meeting, and is not revoked, the shares represented thereby will be voted in accordance with the authority contained therein. Any shareholder giving a proxy may revoke such proxy at any time before it is voted by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person. If a proxy fails to specify how it is to be voted, it will be voted at the discretion of the Chairman of the Board.

                                THE PROXY CONTEST

     A group calling itself the "First American Committee for the Protection of Shareholder Value" (designated herein as the "Citizens Group") is seeking to take control of the Company's Board of Directors. The Citizens Group is comprised of Citizens, Inc., a Colorado corporation and insurance holding company ("Citizens"); Harold E. Riley, chairman of the board of Citizens; Rick
D. Riley, an executive officer of Citizens; Mark A. Oliver, president of Citizens; Michael N. Fink, a senior vice president of Citizens and the Company's former chairman of the board; Rickie D. Meyer, a marketing consultant for Citizens and the Company's former president and chief executive officer; Danny Biggs; Dean Ferrell; and Roger Viola. According to proxy materials filed with the Securities and Exchange Commission (the "SEC") by the Citizens Group, the Citizens Group states that its nominees are committed to exploring alternatives to increase shareholder liquidity and to maximize shareholder value. Given the background of dealings between Citizens and certain other members of the Citizens Group (see "Background of the Citizens Group Solicitation"), your Board believes that the Citizens Group proxy solicitation is the next step in Citizens' efforts to acquire the Company.

                   Why the Board's Nominees Should Be Elected

     We oppose the Citizens Group solicitation and urge that you not sign any proxy card sent to you by the Citizens Group. Control of the Company Board by the Citizens Group nominees is not in the best interests of the Company's shareholders.

     o Your Board and management are highly qualified. Your Board and management have significant industry experience, first-hand knowledge of the Company's business, operations and personnel. The Board's nominees are all highly respected Kansas businessmen with significant business experience.

     o A vote for the Citizens' nominees means a vote for the acquisition of the Company by Citizens. While the Citizens Group contends that its nominees will seek to develop liquidity for the Company's Common Stock and to maximize shareholder value, your Board believes that the Citizens Group's intentions are clear - that its proxy solicitation is the next step in Citizens' efforts to acquire the Company on terms that are in the best interests of Citizens and not the Company's shareholders. Your Board believes that it is in the best interest of the shareholders that all alternatives to enhancing shareholder value be considered, not just an acquisition of the Company by Citizens.

     o Unlike a majority of the Citizens Group nominees, the interests of the Board's nominees are aligned with the interests of all the Company's shareholders. The Board's nominees are, in our view, in a much better position to assess and evaluate alternatives to enhancing shareholder value, including a sale of the Company to a third-party, if warranted. The Board's nominees have demonstrated their commitment to fulfilling their fiduciary duty to all shareholders of the Company, without regard to any personal financial gain. Conversely, five of the eight Citizens Group nominees have direct financial relationships with Citizens.

                  Background of the Citizens Group Solicitation

     In late 2002, Citizens made an unsolicited offer to acquire the Company. Prior to the Citizens offer, the Company had not solicited any offers for the sale of the Company. On December 4, 2002, representatives of Citizens, including Harold E. Riley and Mark A. Oliver, made a presentation to the Company's Board. On December 18, 2002, two current members of the Board of the Company, Harland
E. Priddle and Kenneth L. Frahm, traveled to Austin, Texas to meet with management of Citizens. Citizens' unsolicited offer involved a proposed merger whereby shareholders of the Company would receive $3.50 per share of Common Stock of the Company to be paid in Class A stock of Citizens calculated on an average trading price as reported on the New York Stock Exchange twenty days preceding closing of the merger.

     As part of its consideration of the offer, the Company's Board determined that, based on the terms of the proposed transaction, it could not recommend the proposed merger to the shareholders unless the Board had a basis to believe that the Citizens offer represented the best alternative for maximizing short-term value for the Company's shareholders. Accordingly, the Board requested the acquisition agreement include a "market check" provision. This provision would have allowed the Company, during a limited period of time between the signing of the merger agreement and its consummation, to consider any competing bids for the Company, to share confidential information about the Company with interested third-parties, and to rescind the Citizens merger if a better alternative was received. Citizens objected to this validation procedure and, shortly thereafter, withdrew its offer.

     Had the Citizens transaction taken place at the valuation proposed, the shareholders of the Company who acquired their shares of Company Common Stock in the Company's public offering for $5.00 per share, would have recognized a 30% loss on their original investment. Conversely, the Board members (who, like the other founders, including Messrs. Meyer and Fink, bought their shares at a price of $.10 per share) would have realized a significant financial benefit from the proposed business combination with Citizens.

     On March 20, 2003, Harold E. Riley and Mark A. Oliver advised Harland Priddle that Citizens was interested in recommencing negotiations to acquire the Company. Mr. Priddle subsequently determined that Citizens' position on the Company's request for a market check remained unchanged. Based on this clarification, Mr. Priddle advised Mr. Oliver that there would be no benefit to further negotiations. Since the cessation of discussions with Citizens, the Company has not solicited bids for the sale of the Company.

     As stated in the Citizens Group's Schedule 13D, Amendment No. 1 filing and its proxy materials, Citizens remains interested in acquiring the Company. On March 19, 2003, Harold E. Riley and Mark A. Oliver acquired twelve-month non-revocable proxies to vote, on a shared basis, 652,000 shares of Company Common Stock from Messrs. Meyer and Fink and another director of the Company, Danny Biggs. At the time they granted Citizens their irrevocable proxies, neither Mr. Fink nor Mr. Meyer were employees of the Company. Mr. Fink was the chairman of the board of First American from its inception in 1996 until November 2002, when his contract was not renewed by the Board. Mr. Meyer was First American's president from its inception until February 2003, when his contract was not renewed by the Board. At the time Mr. Fink granted his proxy to Citizens, he was, however, an employee of Citizens. Similarly, on or about the time Mr. Meyer granted his proxy to Citizens, he was a marketing consultant for Citizens.

     On April 23, 2003, the Citizens Group was formed. A majority of the Citizens Group nominees are associated with Citizens either as a shareholder, executive officer, employee or consultant. Harold E. Riley is the controlling shareholder, founder and chairman of the board of Citizens. Rick D. Riley is an executive officer of Citizens and the son of Harold E. Riley. Mark A. Oliver is the president of Citizens. Michael N. Fink is a senior vice president of Citizens; while Rickie D. Meyer is a marketing consultant for Citizens.

                 QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

HOW DO I VOTE IN PERSON?

     If you owned shares of the Company's Common Stock on the record date, April 30, 2003, you may attend the 2003 Annual Meeting and vote in person. If you are not the record holder of your shares, please refer to the discussion following the question "What if I am not the record holder of my shares?". If you hold your shares in the name of a bank or broker, you will not be able to vote in person at the Annual Meeting unless you have previously specially requested and obtained a "legal proxy" from your bank or broker and present it at the Annual Meeting.

HOW DO I VOTE BY PROXY?

     To vote by proxy, you should complete, sign and date the enclosed BLUE Proxy Card and return it promptly in the enclosed postage-paid envelope. To be able to vote your shares in accordance with your instructions at the 2003 Annual Meeting, we must receive your proxy as soon as possible but in any event prior to the Annual Meeting.

WHAT IF I AM NOT THE RECORD HOLDER OF MY SHARES?

     If your shares are held in the name of a brokerage firm, bank nominee or other institution ("Custodian"), only it can give a proxy with respect to your shares. You may have received either a blank, executed proxy card from your Custodian (which you can complete and send directly to the Company) or an instruction card (which you can complete and return to the Custodian to direct its voting of your shares). If your Custodian has not sent you either a blank, executed proxy card or an instruction card, you may contact your Custodian directly to provide it with instructions. If you need assistance, please contact Allen Nelson & Co. Incorporated, toll free at 1-800-932-0181.

     If your shares are held in the name of a Custodian, and you want to vote in person at the 2003 Annual Meeting, you may request a document called a "legal proxy" from your Custodian and bring it to the 2003 Annual Meeting. If you need assistance, please contact Allen Nelson & Co. Incorporated, toll free at 1-800-932-0181.

WHAT SHOULD I DO IF I RECEIVE A PROXY CARD FROM CITIZENS?

     Proxies on the white proxy card are being solicited by the Citizens Group. If you submit a proxy to us by signing and returning the BLUE Proxy Card, DO NOT SIGN OR RETURN THE WHITE PROXY CARD FURNISHED BY THE CITIZENS GROUP or follow any voting instructions provided by the Citizens Group unless you intend to change your vote, because only your latest-dated proxy will be counted.

     If you have already sent a WHITE proxy card to the Citizens Group, you may revoke it and provide your support to the Company's nominees by signing, dating and returning the enclosed BLUE Proxy Card.

WHAT IF I WANT TO REVOKE MY PROXY?

     If you give a proxy, you may revoke it at any time before it is voted on your behalf. You may do so in three ways:

          1.   By delivering a later-dated proxy to our secretary; or

          2.   By delivering a written notice of revocation to our secretary; or

          3.   By voting in person at the 2003 Annual Meeting.

IF I PLAN TO ATTEND THE 2003 ANNUAL MEETING, SHOULD I STILL SUBMIT A PROXY?

     Whether you plan to attend the 2003 Annual Meeting or not, we urge you to submit a BLUE Proxy Card. Returning the enclosed BLUE Proxy Card will not affect your right to attend the 2003 Annual Meeting and vote.

WHO CAN VOTE?

     You are eligible to vote or to execute a proxy only if you owned shares of the Company's Common Stock on the record date for the 2003 Annual Meeting, April 30, 2003. Even if you sell your shares after the record date, you will retain the right to execute a proxy in connection with the 2003 Annual Meeting. It is important that you grant a proxy regarding shares you held on the record date, or vote those shares in person, even if you no longer own those shares. At the close of business on April 30, 2003, 4,687,078 shares of the Company's Common Stock were entitled to be voted.

HOW MANY VOTES DO I HAVE?

     With respect to each matter to be considered at the 2003 Annual Meeting, each shareholder will have one vote for each share of the Company's Common Stock held by the shareholder on the record date. The Company has no outstanding voting securities other than its Common Stock.

HOW WILL MY SHARES BE VOTED?

     If you give a proxy on the accompanying BLUE Proxy Card, your shares will be voted as you direct. If you submit a proxy to us without instructions, our representatives will vote your shares in favor of our nominees. Submitting a BLUE Proxy Card will entitle our representatives to vote your shares in accordance with their discretion on matters not described in this Proxy Statement that may arise at the 2003 Annual Meeting.

     Unless a proxy specifies otherwise, it will be presumed to relate to all shares held of record on the record date by the person who submitted it.

WHAT IS A QUORUM AND WHY IS IT NECESSARY?

     Conducting business at the 2003 Annual Meeting requires a quorum. For a quorum to exist, shareholders representing 33 1/3% of the votes eligible to be cast must be present in person or represented by proxy. Abstentions and broker non-votes are treated as present for purposes of determining whether a quorum exists.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL AND HOW WILL VOTES BE COUNTED?

     If a quorum is present, directors will be elected by a plurality of the votes cast. This means that the eight nominees receiving the highest number of votes will be elected as directors. Accordingly, abstentions and broker non-votes do not have the effect of a vote against the election of any nominees. Shareholders do not have the right to cumulate their votes.

     Each proposal other than the election of directors will be adopted if a majority of the shares represented at the meeting and entitled to vote on the proposal are voted in its favor. Accordingly, abstentions on each such proposal will have the same effect as a vote against the proposal. Broker non-votes will not have any effect on any such proposal.

HOW CAN I RECEIVE MORE INFORMATION?

     If you have any questions about giving your proxy or about our solicitation, or if you require assistance, please call Allen Nelson & Co. Incorporated, toll free at 1-800-932-0181.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of April 22, 2003, regarding beneficial ownership of Company Common Stock by (i) the only persons or groups known by the Company to own beneficially more than 5% of Company Common Stock;
(ii) the directors, individually; (iii) each nominee, individually; (iv) each executive officer of the Company, individually; and (v) all officers and directors as a group. Except as otherwise noted in the footnotes to the table, the beneficial owners have sole voting and investment power as to all of the shares beneficially owned by them.

Name and Address of                                                Amount and Nature of
Beneficial Owner                        Status of Holder           Beneficial Ownership       Percent of Class(1)
-------------------                     ----------------           --------------------       -------------------
Paul E. "Bud" Burke, Jr.                Director; Nominee                 50,000                        1.1%
2009 Camelback Drive
Lawrence, KS 66047

Edward C. Carter                        Director; Nominee                 85,000                        1.8%
4100 Wimbledon Drive
Lawrence, KS 66047

Kenneth L. Frahm                        Director; Nominee                 40,000                           *
Box 849
Colby, KS 67701

Stephen J. Irsik, Jr.                   Director; Nominee                 69,000                        1.5%
05405 Six Road
Ingalls, KS 67853

John G. Montgomery                      Director; Nominee                 45,000                           *
510 Redbud Lane
Junction City, KS 66441

Harland E. Priddle                      Director;                         40,000                           *
1303 S.W First American Place           Chairman of the Board;
Topeka, KS 66604                        Nominee

Gary E. Yager                           Director; Nominee                 40,000                           *
3521 SW Lincolnshire
Topeka, KS 66614

Thomas M. Fogt                          Director, Nominee                      0                        N.A.
8200 W. 101st Terrace
Overland Park, KS 66212

Rickie D. Meyer                         Director                               0(2)                     N.A.
900 S.W. Robinson #1905
Topeka, KS 66606

Danny N. Biggs                          Director                           5,000(3)                        *
2601 Canterbury6
Great Bend, KS 67530

Michael N. Fink                         Director                               0(4)                     N.A.
2581 Walnut Grove Lane
Lexington, KY 40509

Vincent L. Rocereto                     President                              0                        N.A.
1303 S.W. First American Place
Topeka, KS 66604

All Directors and Executive                                              374,000                        7.9%
Officers as a Group

Mark Oliver                             5% or more                       658,230                       14.0%
as power of attorney for                Beneficial Holder
the Citizens Group
400 E. Anderson Lane
Austin, TX 78752

*    Indicates less than 1% ownership.

(1)  Based on 4,687,078 shares of Common Stock outstanding on April 22, 2003.

(2)  Does not include shares of Common Stock subject to proxy granted to Harold
     E. Riley and Mark A. Oliver. According to a Schedule 13D, Amendment No. 1 filed with the Securities and Exchange Commission, Mr. Meyer granted a proxy to Messrs. Riley and Oliver on March 19, 2003 with respect to 456,000 shares of Common Stock of the Company. According to the Schedule 13D, Mr. Meyer retains the right to receive any dividends on the Common Stock subject to the proxy as well as any proceeds from the sale of such stock. As a member of the Citizens Group, Mr. Meyer is deemed to share voting power with respect to 658,230 shares of Company Common Stock.

(3)  Does not include shares of Common Stock subject to proxy granted to Harold
     E. Riley and Mark A. Oliver. According to a Schedule 13D, Amendment No. 1 filed with the Securities and Exchange Commission, Mr. Biggs, through a trust, granted a proxy to Messrs. Riley and Oliver on March 19, 2003 with respect to 71,000 shares of Common Stock of the Company. According to the
     Schedule 13D, Mr. Biggs retains the right to receive any dividends on Common Stock subject to the proxy as well as any proceeds from the sale of such stock. As a member of the Citizens Group, Mr. Biggs is deemed to share voting power with respect to 658,230 shares of Company Common Stock.

(4)  Does not include shares of Common Stock subject to proxy granted to Harold
     E. Riley and Mark A. Oliver. According to a Schedule 13D, Amendment No. 1 filed with the Securities and Exchange Commission, Mr. Fink granted a proxy to Messrs. Riley and Oliver on March 19, 2003 with respect to 125,000 shares of Common Stock of the Company. According to the Schedule 13D, Mr. Fink retains the right to receive any dividends on Common Stock subject to the proxy as well as any proceeds from the sale of such stock. As a member of the Citizens Group, Mr. Fink is deemed to share voting power with respect to 658,230 shares of Company Common Stock.

(5) According to a Schedule 13D, Amendment No. 1 filed with the SEC by a group designated therein as the First American Committee for the Protection of Shareholder Value (and herein as the "Citizens Group"), Citizens Group shares the right to vote 658,230 shares of Common Stock of the Company until December 31, 2003 pursuant to an Agreement and Power of Attorney granted by the members of the Citizens Group to Mark A. Oliver and Michael Fink. According to the SEC filing the Citizens Group is comprised of Citizens, Inc., a Colorado corporation and insurance holding company ("Citizens"); Harold E. Riley, chairman of the board of Citizens; Rick D. Riley, an executive officer of Citizens; Mark A. Oliver, president of Citizens; Michael N. Fink, a senior vice president of Citizens and the Company's former chairman of the board; Rickie D. Meyer, a marketing consultant for Citizens and the Company's former president and chief executive officer; Danny Biggs; Dean Ferrell; and Roger Viola. Citizens does not own any share of Company Common Stock. Neither of Messrs. Harold
     E. Riley nor Mr. Oliver directly own any shares of Common Stock of the Company. However, under certain proxies delivered on March 19, 2003 by Messrs. Meyer, Fink and Biggs, Messrs. Harold E. Riley and Mr. Oliver may be deemed to have a beneficial ownership of 652,000 shares of Common Stock of the Company. Mr. Rick D. Riley has no direct or indirect ownership of shares of Company Common Stock. Mr. Ferrell directly owns 1,230 shares of Company Common Stock. Mr. Viola does not own directly or indirectly any shares of Company Common Stock. All of the members of the Citizens Group may be deemed to share voting power with respect to 658,230 shares of Company Common Stock.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

The Board is presently composed of the following eleven directors, all of whom hold office for a one year term:

Name                                                                    Age
----                                                                    ---
Harland E. Priddle                                                       72

Danny N. Biggs                                                           66

Paul E. Burke, Jr                                                        69

Edward C. Carte                                                          60

Michael N. Fink                                                          47

Kenneth L. Frahm                                                         56

Stephen J. Irsik Jr                                                      56

Name                                                                    Age
----                                                                    ---
Rickie D. Meyer                                                          51

John G. Montgomery                                                       63

Gary E. Yager                                                            48

Thomas M. Fogt                                                           57

     The Directors serve until their successors are elected and qualified. Directors will be elected annually by the shareholders. The Executive Officers serve at the discretion of the Board of Directors. The President, Secretary and Treasurer are elected at the annual meeting of the Board, while the other officers are elected by the Board from time to time as the Board deems advisable. The Executive Officers and Directors also hold the same positions for the Company's subsidiaries.

     Rickie D. Meyer and Mike Fink were not nominated by the Board for election to the Board of Directors for the coming year. Danny Biggs was nominated by the Board but subsequently withdrew his acceptance of the nomination.

Danny N. Biggs: Mr. Biggs is Vice-President, Partner, General Superintendent and Director of Pickrell Drilling Company, Inc., Mobile Drilling Company, Inc., Central Dirt Service, Inc., and Pickrell Acquisitions, Inc. and also a Partner in Kelly Petroleum.

Michael N. Fink: Mr. Fink is a founder of the Company and was the Company's Chairman of the Board from inception (July 10, 1996) until November 1, 2002. Mr. Fink was President of First Alliance Corporation and its life insurance and venture capital companies from 1993 until February 2003 when First Alliance Corporation was acquired by Citizens. Mr. Fink is currently Senior Vice President of Corporate Development of Citizens.

Rickie D. Meyer: Mr. Meyer is a founder of the Company and was the President of the Company from July 1996 until February 27, 2003. Mr. Meyer is currently a marketing consultant for Citizens and has served in that capacity since March 2003.

                                 ADVISORY BOARD

     The Company has 118 advisory board members located throughout the state of Kansas who act as liaisons between the Company and its policyholders. The advisory board does not advise the Company's Board concerning matters of corporate policy. The Company does not intend to engage any of the advisory board members as specially engaged representatives to solicit shareholders.
In addition, the Company does not anticipate that any of the advisory board members will solicit proxies on behalf of the Company.

                                    NOMINEES

     The Board has determined to reduce the number of directors constituting the Board from eleven directors to eight directors. At the annual meeting, eight directors are to be elected. Each director will hold office until the next annual meeting or until his successor is elected and qualified. The persons named in the BLUE Proxy Card intend to vote the proxies as designated for the nominees listed below. Should any of the nominees listed below become unable or unwilling to accept nomination or election, it is intended, in the absence of contrary specifications, that the proxies will be voted for the balance of those named and for a substitute nominee or nominees; however, management currently knows of no reason to anticipate such an occurrence. All of the nominees have consented to be named as nominees and to serve as directors if elected.

                         THE BOARD RECOMMENDS A VOTE FOR
           THE ELECTION OF EACH OF THE FOLLOWING NOMINATED DIRECTORS:

     The names of the nominees, each of whom is currently a director of the Company, and certain information about them are set forth below:

       Name                       Director Since                            Principal Occupation
       ----                       --------------                            --------------------
Paul E. Burke, Jr.                    1996                       President of Issues Management Group Inc.

Edward C. Carter                      1996                       Entrepreneur and real estate developer.

Kenneth L. Frahm                      1996                       Self employed farmer since 1975.

       Name                       Director Since                            Principal Occupation
       ----                       --------------                            --------------------
Stephen J. Irsik, Jr.                 1996                       Entrepreneur and agri-business owner.

John G. Montgomery                    1996                       President of Montgomery Communications, Inc.

Harland E. Priddle                    1996                       Director, Chairman, Secretary/Treasurer.

Gary E. Yager                         1996                       Vice Chairman of Western National Bank, Topeka, Kansas.

Thomas M. Fogt                        2003                       Vice President for Corporate Development, AmerUs Annuity Group.

Harland E. Priddle: Mr. Priddle has been a director of the Company since its inception and the Chairman of the Board of the Company since November 15, 2002. Mr. Priddle is President of Priddle & Associates, a business consulting firm specializing in business and economic development consulting. Mr. Priddle is the former Kansas Secretary of Agriculture (1982-1986) and served as the first Kansas Secretary of Commerce (1987-1991). As the first Secretary of Commerce, he was directly involved in the creation of such programs as Kansas, Inc., Kansas Technology Enterprise Corporation, Kansas Development Finance Authority and the Kansas Venture Capital Corp. He was candidate for Lt. Governor of Kansas in 1986 and 1990. He was the Deputy Director of the White House Communications Agency for the President for a period of four years (1970-1974) where he provided support and accompanied the President on approximately 200 Presidential trips. Mr. Priddle was the Vice President for Marketing and Customer Services for the Hutchinson National Bank from 1978 to 1981. He also has served as Assistant Manager of the Kansas State Fair (1974-1978) and Executive Director of the Kansas Wildscape Foundation (1999-2002), a not for profit foundation dedicated to creating outdoor opportunities in Kansas. He retired from the United States Air Force in 1974, after 22 years, with the rank of Colonel. While in the Air Force, he received 17 military decorations including the Bronze Star and two Legions of Merit. He is a veteran of both Korea and Vietnam Campaigns. He received a BS in Agriculture from Kansas State University in 1952.

Paul E. Burke, Jr.: Mr. Burke has been a director of the Company since its inception. Mr. Burke is the President of Issues Management Group, Inc., a public relations and governmental affairs consulting company. Mr. Burke served as a member of the Kansas State Senate from 1975 to January 1997 and served as the President of the Senate from 1989 until his retirement in 1997. During his tenure in the Kansas Senate, Mr. Burke served as Chairman of the Organization, Calendar and Rules, Legislative Coordinating Council and Interstate Cooperation Committees. Mr. Burke was a majority leader of the Senate from 1985 to 1988. Mr. Burke has served in numerous national, state and local leadership positions including past positions as a member of the President's Advisory Commission on Intergovernmental Relations. He is also the former owner of WEBBCO, Inc., an industrial engineering and equipment company. Mr. Burke received his Bachelor of Science degree in business from the University of Kansas in 1956.

Edward C. Carter: Mr. Carter has been a director of the company since is inception. Mr. Carter is an entrepreneur and real estate developer. Mr. Carter is a retired senior executive (1963-1992) with the Kansas Southwestern Bell Telephone Company. He served in numerous senior executive positions including Division Manager Regulatory Relations, Regional Vice President Southwestern Bell Telecom, a start up company serving a four-state area, and Kansas Director of Marketing and District Manager Residence Service Centers. Mr. Carter served as City Commissioner and Mayor of Lawrence, Kansas from 1977 to 1981. He was a director and President of Lawrence, Kansas Rotary Club, past Executive Board Member of the Kansas State Chamber of Commerce, past Chairman of the Douglas County United Fund and Director and President of Junior Achievement. He is a Co-Recipient of the Outstanding Kansan Award for Civic Service and received the Lifetime Meritorious Achievement Award from Pittsburgh State University in 2001. Mr. Carter was a member and All Conference guard on the Pittsburgh State University National Championship Football Team. He received his B.A. in Business Administration from Pittsburgh State University in 1963.

Kenneth L. Frahm: Mr. Frahm has been a director of the Company since its inception. Mr. Frahm has been a self-employed farmer since 1975. He currently owns 1,200 acres of irrigated corn and dryland wheat production land and is a member of a family partnership which produces over 500,000 bushels of corn and wheat annually on 6,500 acres of western Kansas farm land. Mr. Frahm's operating entities include Allied Family Farm and Grain Management, Inc. He is past President of the Kansas Development Finance Authority. He is past Chairman of 21st Century Grain Processing Cooperative, and a former member of the Board of Directors of Bank IV Community Bank in Colby. In addition, Mr. Frahm is a member of the Kansas Farm Service Agency State Committee appointed by US Agriculture Secretary Ann Veneman. He is a member of the Agricultural Use Value Committee of the Kansas Department of Revenue, a past member of the Board of Directors of the Kansas Area United Methodist Foundation and Chairman of its Investment Committee, Past President and Paul Harris Fellow of Rotary, a member of the Kansas Farm Bureau, Kansas Livestock Association, Kansas Corn Growers Association, Kansas Association of Wheat Growers and the Kansas Water Resources Association. Mr. Frahm is married to Sheila Frahm, a former Kansas United States Senator and has three daughters. Mr.

Frahm received his B.A. in Economics in 1968 from Fort Hays Kansas State College and his M.B.A. in Finance in 1969 from the University of Texas at Austin.

Stephen J. Irsik, Jr.: Mr. Irsik has been a director of the Company since its inception. Mr. Irsik is one of the owners of a multi faceted agri-business centered in western Kansas. The business deals with identity preserved grain production, angus beef and the dairy industry. Mr. Irsik is one of the owners of Irsik & Doll Company, a grain storage, merchandising and full feeding cattle operation with facilities across the State of Kansas. Mr. Irsik is serving his 16th year on the Gray County Commission. He currently serves on the 21 Century Alliance Board, 21Century Grain Processing board and Home National Bank Board of Garden City, Ks. Mr. Irsik has served as a past Board member of the Southwest Kansas Irrigation Association, Upper Ark Basin Advisory committee and Ground Water Management District #3. He is a graduate of Kansas State University and a veteran of the United States Air Force.

John G. Montgomery: Mr. Montgomery has been a director of the Company since its inception. Mr. Montgomery is the President of Montgomery Communications, Inc. of Junction City, Kansas. He is a newspaper publisher and TV station owner. His current business affiliations include directorships with First National Bank, Junction City. He is also President of the Junction City Housing and Development Corporation. From 1964 to 1973 he was the Assistant to the President at the San Francisco Newspaper Printing Company. Mr. Montgomery is a member of the InterAmerican Press Association, Inland Daily Press Association and the Kansas Press Association. He was Civilian Aid to the Secretary of the Army of Kansas from 1979-1981 and has again served in that role since 1995. He has extensive state government service including Past Chairman of the Kansas Board of Regents, Past member of the Washburn University Board of Regents, Kansas, Inc. - Science and Technology Council, and 1986 Democratic nominee for Lieutenant Governor. His considerable civic involvement, in part, includes being past President of the Junction City Chamber of Commerce, Director and past President of the United Way, past Board member of the Boy Scouts of America, Coronado Council, past Director of the YMCA, Trustee of the William Allen White Foundation, Co-chair of Economic Lifelines, Board member of Kansas Wildscape and the Kansas 4-H and a member of the Rotary Club. Mr. Montgomery has received the 1975 Jaycees Outstanding Young Man of Kansas Award, 1975 Junction City Jaycees Distinguished Service Award and the Department of the Army, Patriotic Civilian Service Award. He graduated from the Philips Academy, Andover, Massachusetts, in 1958, Yale University in 1962, receiving a Bachelor of Arts Degree, and from Stanford University in 1964, where he received his MBA Degree.

Gary E. Yager: Mr. Yager has been a director of the Company since its inception. Mr. Yager became the Vice-Chairman of Western National Bank in September of 2002. From December 1995 to September of 2002 Mr. Yager was the Executive Vice President and Chief Executive Officer and Senior Lender of the Columbian Bank of Topeka, Kansas. From October 1986 to December 1995, Mr. Yager served as either the Vice President and Branch Manager or the Vice President of Commercial Loans for the Commerce Bank and Trust of Topeka, Kansas. From 1976 to 1986, he served in various management positions with Bank IV of Topeka including Assistant Vice-President of Correspondent Banking and Branch Manager. Mr. Yager is currently a member of Downtown Topeka, Topeka Housing Authority, the Art Council of Topeka and Washburn University Moore Bowl Renovation Committee. He is a member of the Topeka Chamber of Commerce, former member of the Board of Directors of the Topeka Family Service and Guidance Center, and former advisor of Junior Achievement. He is a past member of the Topeka Active 20-30 Club, where he served in numerous leadership roles including President and Treasurer. Mr. Yager received his BA degree in Business Administration from Washburn University of Topeka in 1976.

Thomas M. Fogt: Mr. Fogt has been a director of the Company since March 31, 2003. Mr. Fogt has over twenty years of experience in insurance, financial management, accounting, corporate development and business planning. He has a master's degree from Xavier in business, is a member of the American Institute of Certified Public Accountants and is licensed to practice accounting in both Kansas and Missouri. Mr. Fogt currently serves as Executive Vice President for Corporate Development for AmerUs Annuity Group Co., a subsidiary of AmerUs Group, an insurance holding company. Prior to joining AmerUs, Mr. Fogt was employed by AmVestors Financial Corporation, a Topeka, Kansas-based insurance holding company. Mr. Fogt has been an employee of AmerUs since 1997, when AmerUs acquired AmVestors.

        MEETINGS AND COMMITTEES OF THE MEMBERS OF THE BOARD OF DIRECTORS

     During 2002, the Board of Directors held four regularly scheduled meetings, two special meetings and two teleconference meetings. No Director attended less than 75% of the Board meetings. The Board has established Audit, Compensation, Nominating and Investment Committees.

     Currently, the Audit Committee members are Gary Yager, John Montgomery and Tom Fogt. The Audit Committee met four times during 2002. The Audit Committee oversees the work of the Company's independent auditors. The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 ("Exchange Act") and the members of the Committee are "independent" as that term is defined in Rule 4200(a)(14) of the Nasdaq Marketplace Rules. The Board of Directors has not adopted a written charter for the Audit Committee.

     The Compensation Committee members are Paul Burke, Steve Irsik and Danny Biggs. The purpose of the Compensation Committee is to establish and execute compensation policies for the executives of the Company and award any performance bonuses. The Compensation Committee met four times in 2002 and held one teleconference meeting.

           The Investment Committee members are Ken Frahm, Rickie Meyer and Ed Carter. The Investment Committee reviews investments bought, sold and held to assure that the Company is adhering to established investment policy and guidelines.

                        EXECUTIVE OFFICERS OF THE COMPANY

                                      Present Positions                        Principal Occupation(s) or
              Name/Age                With the Company                    Employment(s) During Past Five Years
              --------                ----------------                    ------------------------------------
Harland E. Priddle                    Chairman of the Board           Chairman of the Board of the company since November 15,
72                                    Secretary                       2002. President, Priddle & Associates, a business
                                      Treasurer                       consulting firm with specialties in economic and
                                                                      community development for past ten years. Has been a
                                                                      Director since initial establishment of the Company.


Vincent L. Rocereto                   President/CEO                   President of the Company since February 28, 2003.
81                                                                    Former Chairman and CEO of American Home Life
                                                                      Insurance Company with 36 years experience in all
                                                                      areas of life insurance marketing and executive
                                                                      management. Retired from American Home Life in 1986.



                             EXECUTIVE COMPENSATION

     The following table provides certain summary information concerning compensation paid or accrued by the Company to or on behalf of the President and Chairman and certain former executive officers of the Company (together named "Executive Officers") for the fiscal years ended December 31, 2002 2001 and 2000. Disclosure for the remaining executive officers is not required because none had annual salary and bonus that exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                                  Other Annual
Name and Principal Positions                          Year         Salary($)       Bonus($)(1)  Compensation($)(2)
----------------------------                          ----         ---------       -----------  ------------------
Rickie D. Meyer                                       2002          105,301          104,651          8,131
Former President                                      2001           96,271           79,080          5,983
Current Director                                      2000           93,000           80,309             --
                                                                                                      -----
Michael N. Fink                                       2002           64,748           86,199          3,554
Former Chairman of the Board and                      2001           77,017           63,264          2,792
Current Director                                      2000           74,330           64,247             --

Phillip M. Donnelly                                   2002           74,895           31,957             --
Former Treasurer/Secretary and Director               2001           72,838           19,783             --
                                                      2000           67,408               --            400

(1) Includes incentive compensation pursuant to the Executive Employment Agreements, based on premiums.

(2) Other annual compensation consists of automobile allowances. The aggregate cost to the Company of such personal benefits did not exceed the lesser of $50,000 or 10% of the annual salaries received by the above individuals.

                               EXECUTIVE CONTRACTS

     The Company had entered into Executive Employment Agreements with Messrs. Meyer, Fink and Donnelly. The employment agreements for Messrs. Fink and Meyer were for a term of four years beginning November 1, 1998. The employment agreement for Mr. Donnelly was for a term of two years beginning November 1, 2000. Annual compensation under the agreements was $90,000, $72,000 and $70,000 for Messrs. Meyer, Fink and Donnelly, respectively. Included in these agreements was a clause that required the base salaries to be adjusted annually to reflect current costs of living, based on the Consumer Price Index Labor

Component, on the month preceding the employment anniversary. Each executive received incentive compensation based on percentages of first year life and renewal premiums of the Company's First America 2000 product.

     Mr. Donnelly's services were terminated on October 24, 2002. On November 1, 2002 the employment agreement for Mr. Fink expired and was not renewed. The employment agreement for Mr. Meyer expired on November 1, 2002, but was reinstated for a period of time before lapsing.

     On November 15, 2002, Mr. Harland E. Priddle became an at will employee serving as the Chairman of the Board, Secretary and Treasurer of the Company. On February 28, 2003, Mr. Vincent L. Rocereto became an at will employee serving as the President and Chief Executive Officer of the Company. Annual compensation under the at-will agreements is $90,000 and $72,000 for Messrs. Rocereto and Priddle, respectively.

                                 DIRECTORS' FEES

     Directors, who are not officers of the Company, participate in an attendance fee pool. This pool acts as an annual retainer fee for directors. The pool consists of 1% of the premiums delivered in each calendar year and is paid to each board member on a pro-rata basis determined by his or her attendance of board meetings. In addition, each Director is paid $750 per regular board meeting attended for the Company and its subsidiaries, $75 per telephonic board meeting and $250 per committee meeting.

                             AUDIT COMMITTEE REPORT

     The Audit Committee, which consists of three non-employee directors of the Company, presents this report for inclusion in the Proxy Statement. The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has also discussed with independent auditors the matters required to be discussed by SAS 61. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1. The Audit Committee has received the reports of the Chief Executive Officer and the Chief Financial Officer relating to their evaluation and internal controls. The Audit Committee, based on the review and discussion outlined above, recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the last fiscal year for filing with the SEC. This report is provided by the following Directors who constitute the Audit
Committee: Gary Yager, John Montgomery and Tom Fogt.

         CERTAIN TRANSACTIONS INVOLVING DIRECTORS AND EXECUTIVE OFFICERS

     Portions of the Company's short-term investments consisting of certificates of deposit are purchased through Columbian Bank. Mr. Gary Yager, a Director of the Company, is the former Chief Executive Officer of this bank.

     A note payable, secured by the main office building was obtained through Columbian Bank. As noted above, Mr. Gary Yager, a Director of the Company, is the former Chief Executive Officer of this bank.

     The Company contracted with First Alliance Corporation ("FAC"), a Lexington, Kentucky based insurance company holding company and a former 5% or greater shareholder of the Company, to provide accounting services for the Company's insurance company subsidiary, First Life America Company ("FLAC"), and the Company. Under the terms of the management agreement, the Company paid fees based on a percentage of delivered premiums of FLAC. The percentages were 5.5% of first year premiums; 4% of second year premiums; 3% of third year premiums; 2% of fourth year premiums; 1% of fifth year premiums; 1% for years six through ten for ten year policies and .5% in years six through twenty for twenty year policies. Pursuant to the agreement, the Company incurred $288,936, $142,785, and $117,246 of fees during 2002, 2001, and 2000, respectively.

     Effective September 30, 2002 the Company acquired 525,000 shares of its Common Stock held by FAC for an aggregate purchase price of $1,002,750. In conjunction with the agreement to repurchase stock, the Company also acquired 72,500 shares of its Common Stock held by six individuals associated with FAC for an aggregate purchase price of $138,475. In a related agreement, the Company and FAC agreed to terminate the management agreement between the parties through which the Company received administrative, reporting and underwriting services from FAC. Termination of the agreement occurred by the Company making a lump-sum payment of $212,000 to FAC on September 30, 2002. This amount represented the present value of fees earned by FAC under the agreement which would otherwise have been payable over time. These agreements effectively severed FAC's financial interest in the Company.

     The Company leases approximately 2,500 square feet of the home office building to Montgomery Communications on a month to month basis in consideration of rent of approximately $2,750 per month. The lease is cancelable providing that the lessor or lessee give the other party written notice 60 days prior to termination of the lease. Montgomery, a Director of the Company, is the President of Montgomery Communications.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16 of the Exchange Act requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulations to furnish the Company with copies of all forms under Section 16(a). To the Company's knowledge, all such filings were made on a timely basis, other than Edward Carter, who acquired 5,000 shares of Common Stock in 2002 in a private transaction in satisfaction of a debt. Mr. Carter has not filed a Form 4 reflecting such acquisition. In addition, in the proxy materials of the Citizens Group, the Citizens Group states that Rickie D. Meyer failed to timely file a Form 4 reflecting the transfer of shares of Company Common Stock by Mr. Meyer and his spouse to three persons in September 2002. The same materials also disclose that Danny Biggs failed to timely file a Form D reflecting the purchase by his trust of shares of Company Common Stock from Mr. Meyer and his spouse in September 2002.

               PROPOSAL 2 -- APPROVAL OF AUDITORS FOR THE COMPANY

     The Board of Directors has selected and appointed Kerber, Eck & Braeckel LLP as the auditors for the Company for the year 2003, and the shareholders are being asked to ratify such selection.

     Kerber, Eck & Braeckel LLP served as the Company's independent auditors for the fiscal years ended December 31, 2002, 2001 and 2000. In serving its primary function as outside auditors for the Company, Kerber, Eck & Braeckel LLP performed the following audit services: [i] examination of the annual financial statements for the Company and its subsidiaries; and [ii] review of the Company's Form 10-KSB and the Company's Form 10-QSB's filed with the Securities and Exchange Commission.

     Auditing fees paid Kerber, Eck & Braeckel for services outlined above totaled $45,058 and $39,139 in 2002 and 2001, respectively. The Company did not engage Kerber, Eck & Braeckel LLP to provide services other than auditing services. The Company's Audit Committee of the Board of Directors believes the auditing service rendered by the principal accountant does not jeopardize independence.

     It is anticipated that representatives of Kerber, Eck & Braeckel LLP will not attend the Annual Meeting.

THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS RECOMMEND THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF KERBER, ECK & BRAECKEL LLP AS INDEPENDENT AUDITORS.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     Management does not intend to bring any other business before the meeting of the Company's shareholders and has no reason to believe that any will be presented to the meeting. If, however, any other business should properly be presented to the meeting, the persons named in the signed and delivered BLUE Proxy Card will vote the proxies on such matters in their discretion.

                      METHOD AND COST OF PROXY SOLICITATION

     Proxies may be solicited without additional compensation by all directors on the Company's Board and such officers of the Company listed on Appendix A by mail, press release, advertisement, email, the internet, web page, telephone, facsimile, telegram, in person or otherwise. Appendix A sets forth certain information relating to such persons who will be soliciting proxies on the Company's behalf (the "Participants").

     The Company has retained Allen Nelson & Co. Incorporated to solicit proxies on its behalf in connection with the 2003 Annual Meeting. Allen Nelson & Co. Incorporated may solicit proxies from individuals, banks, brokers, custodians, nominees, other institutional holders and other fiduciaries and will employ approximately 10 people in its efforts. The Company has agreed to reimburse Allen Nelson & Co. Incorporated for its reasonable expenses, to indemnify it against certain losses, costs and expenses, and to pay it a fee based upon time spent on the Company's solicitation, billed at the standard hourly rates of Allen Nelson & Co. Incorporated. Allen Nelson & Co. Incorporated has advised the Company that it estimates that its fee and expenses will be approximately $30,000.

     The Company will bear all costs related to the solicitation of proxies pursuant to this Proxy Statement, including the preparation, printing and mailing of proxy materials. The Company has spent approximately $45,000 thus far in connection with the solicitation of proxies and estimates that it will spend a total of approximately $80,000.

     In addition to the persons named in Appendix A, regular employees of the Company may, without additional compensation, assist in soliciting proxies by means of email, telephone, facsimile, telegram, personal interviews and otherwise.

     The Company requests that banks, brokers and other custodians, nominees and fiduciaries forward proxy materials to the beneficial owners of the Company's Company Stock and obtain their voting instructions. The Company will reimburse those firms for their expenses in accordance with SEC rules.

        YOUR VOTE AT THIS YEAR'S ANNUAL MEETING IS ESPECIALLY IMPORTANT.
PLEASE SIGN AND DATE THE ENCLOSED BLUE PROXY CARD AND RETURN IT TO THE COMPANY.

     We urge that you do not sign or return any proxy card that may be sent to you by the Citizens Group. If you have previously submitted a Citizens Group proxy card, you have every legal right to change your vote. You can do so simply by signing, dating and returning the enclosed BLUE Proxy Card. Any person giving a proxy has the power to revoke it (whether such proxy was solicited by the Board of the Company or by the Citizens Group) at any time before the voting by submitting to the Company or to the Citizens Group a written revocation or a duly executed proxy card bearing a later date. ONLY YOUR LATEST DATED PROXY CARD WILL COUNT. Please return to "What If I Want To Revoke My Proxy?" for discussion of how to revoke your proxy.

                           FORWARD LOOKING STATEMENTS

           Statements made by the Company in this Proxy Statement that are not strictly historical facts are "forward looking" statements that are based on current expectations about the markets in which the Company does business and assumptions made by management. Such statements should be considered as subject to risks and uncertainties that exist in the Company's operations and business environment and could render actual outcomes and results materially different than predicted.

                                    IMPORTANT

     If your shares of Common Stock are held in the name of a brokerage firm, bank, nominee or their institution, only it can sign a BLUE Proxy Card with respect to your shares and only upon specific instructions from you. Please contact the person responsible for your account and give instructions for a BLUE Proxy Card to be signed representing your shares of the Company's Common Stock. We urge you to confirm in writing your instructions to the person responsible for your account and to provide a copy of such instructions to the Company at the address indicated below so that the Company can attempt to ensure that your instructions are followed.

     If you have any questions about executing your proxy or require assistance, please contact Allen Nelson & Co. Incorporated, toll free at 1-800-932-0181.

YOUR VOTE AT THIS YEAR'S ANNUAL MEETING IS ESPECIALLY IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED BLUE PROXY CARD AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE.

                                  ANNUAL REPORT

     A 2002 Annual Report to Shareholders of the Company has been furnished to the Company's shareholders along with this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

            SHAREHOLDERS' PROXY STATEMENT PROPOSALS FOR 2004 MEETING

     Proposals of Shareholders intended to be presented at the 2004 Annual Meeting of Shareholders must be received by the Company at its principal office in Topeka, Kansas, not later than January 11, 2004 for inclusion in the proxy statement for that meeting.

                      AVAILABILITY OF REPORT ON FORM 10-KSB

     The Company has filed its 2002 Annual Report on Form 10-KSB with the Securities and Exchange Commission. A copy of the report may be obtained without charge by any shareholder. Requests for copies of the report should be sent to Harland E. Priddle, First American Capital Corporation, 1303 S. W. First American Place, Topeka, KS 66604.


                                      BY ORDER OF THE BOARD OF DIRECTORS
                                      FIRST AMERICAN CAPITAL CORPORATION



                                      HARLAND E. PRIDDLE
                                      Secretary

Dated: May 9, 2003

                                   APPENDIX A

             INFORMATION CONCERNING PARTICIPANTS IN THE SOLICITATION

     The Company and the members of the Board of Directors who have been nominated by the Board for election to the Board (sometimes referred to herein as the Director/Nominees) and certain executive officers of the Company, may be deemed to be "participants" in the Company's solicitation of proxies from the Company's shareholders to vote in favor of the election of the directors nominated by the Board and ratification of the Board's appointment of Kerber, Eck & Braeckel, LLP as the Company's independent auditors for the fiscal year ending December 31, 2003.

     Set forth below with respect to each participant are his or her name, principal occupation or employment, business address, the number of shares of the Company's Common Stock beneficially owned and additional information concerning transactions in shares of Common Stock of the Company during the past two years.

                    DIRECTOR/NOMINEES AND EXECUTIVE OFFICERS

     The name and principal occupation of each of the Company's Director/Nominees, all of whom are participants in the Company's solicitation of proxies in connection with its 2003 Annual Meeting, are set forth under "Proposal 1 - Election of Directors" in this Proxy Statement. Additionally, Vince Rocereto, who is an executive officer of the Company, may also be deemed to be a participant in the Company's solicitation of proxies in connection with its 2003 Annual Meeting. Mr. Rocereto's principal occupation is set forth under "Proposal 1 - Election of Directors." The business address for each of the directors and Mr. Rocereto is 1303 S.W. First American Place, Topeka, Kansas 66604, unless otherwise noted in the "Security Ownership of Certain Beneficial Owners and Management" section of this Proxy Statement.

   INFORMATION REGARDING OWNERSHIP OF THE COMPANY'S SECURITIES BY PARTICIPANTS

     Participants who own any of the Company's Common Stock of record also own such Common Stock beneficially. The number of shares of the Company's Common Stock held by the Director/Nominees and the named executive officer is set forth under the "Security Ownership of Certain Beneficial Owners and Management" section of this Proxy Statement.

 INFORMATION REGARDING TRANSACTIONS IN THE COMPANY'S SECURITIES BY PARTICIPANTS

     Except as described in this Appendix A or in the Proxy Statement, none of the Director/Nominees or Mr. Rocereto have purchased or sold Company Common Stock within the last two years.

                MISCELLANEOUS INFORMATION CONCERNING PARTICIPANTS

     Except as described in this Appendix A or in the Proxy Statement, to the best knowledge of the Company, none of the participants nor any of their respective affiliates or associates (together, the "Participant Affiliates") (i) directly or indirectly beneficially owns any shares of the Company's Common Stock or any securities of any subsidiary of the Company or (ii) has had any relationship with the Company in any capacity other than as a shareholder, employee, officer or director. Furthermore, except as described in this Appendix A, or in this Proxy Statement, to the best knowledge of the Company, no participant or Participant Affiliate is either a party to any transaction or series of transactions since the beginning of the Company's last fiscal year, or has knowledge of any currently proposed transaction or series of transactions,
(A) in which the Company or any of its subsidiaries was or is to be a party, (B) in which the amount involved exceeds $60,000, and (C) in which any participant or Participant Affiliate had or will have, a direct or indirect material interest. Except as described in this Appendix A or in the Proxy Statement, to the knowledge of the Company, no participant or Participant Affiliate has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2003 Annual Meeting of Shareholders. To the knowledge of the Company, no participant or Participant Affiliate has entered into any agreement or understanding with any person respecting any future employment by the Company or its affiliates or any future transactions to which the Company or any of its affiliates will or may be a party. Except as described in this Appendix A or in the Proxy Statement, there are no contracts, arrangements or understandings by any participant or Participant Affiliate within the past year with any person with respect to the Company's securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

                                                                           PROXY
                       FIRST AMERICAN CAPITAL CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 2, 2003
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Harland E. Priddle and Gary E. Yager, jointly and individually, as proxies, with full power of substitution and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of First American Capital Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on June 2, 2003 or any adjournment or postponement thereof.


     (1)  ELECTION OF DIRECTORS (see proxy statement for instructions)

          [ ] FOR all nominees listed below     [ ] WITHHOLD AUTHORITY to vote
                                                    for all nominees listed
                                                    below

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW)


Paul E. Burke          Edward C. Carter     Thomas M. Fogt      Kenneth L. Frahm

Stephen J. Irsik, Jr.  John G. Montgomery   Harland E. Priddle  Gary E. Yager


     (2)  Approval of Kerber, Eck & Braeckel, LLP as independent auditors for
          2003.

          [ ] FOR          [ ] AGAINST         [ ] ABSTAIN

     (3) In their discretion, the Proxies are authorized to vote upon such business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDERS.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.



                           Dated:
                                 ----------------------------------------------



                           Signature:
                                     ------------------------------------------

                           Signature if held jointly:
                                                     ---------------------------
                           (Please sign exactly using the name(s) in which the stock is titled. When stock is registered jointly, all owners must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.)